THE ADVISORS’ INNER CIRCLE FUND

CIBC Atlas Disciplined Equity Fund

CIBC Atlas Mid Cap Equity Fund

CIBC Atlas Income Opportunities Fund

CIBC Atlas All Cap Growth Fund,

CIBC Atlas Equity Income Fund

CIBC Atlas International Growth Fund

(the “Funds”)

Supplement dated November 12, 2021 to the Funds’ Statement of Additional Information dated March 1, 2021

(the “SAI”)

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

The following is hereby added to the “Description of Permitted Investments” section:

Each Fund is diversified. This means that with respect to 75% of its total assets, a Fund may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies or instrumentalities, or securities of other investment companies) if, as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the Fund. Under applicable federal securities laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security. If a Fund holds securities that perform well on a relative basis, the value of those securities could appreciate such that the value of the Fund’s securities that constitute more than 5% of the Fund’s total assets, in the aggregate, might exceed 25% of the Fund’s total assets. In these circumstances, the Adviser might determine that it is in the best interests of a Fund’s shareholders not to reduce one or more of the Fund’s holdings in securities that constitute more than 5% of the Fund’s total assets. If the Adviser makes such a determination, a Fund’s holdings in such securities would continue to exceed 25% of the Fund’s total assets, and the Fund would not purchase any additional shares of securities that constituted more than 5% of the Fund’s total assets. The Fund would continue to qualify as a diversified fund under applicable federal securities laws. If more than 25% of a Fund’s assets were invested, in the aggregate, in securities of issuers that individually represented more than 5% of the Fund’s total assets, the Fund would be subject to the risk that its performance could be disproportionately affected by the performance of such securities.

In addition to the mutual fund diversification rules there are other investment restrictions derived from the 1940 Act where a fund’s compliance with such restrictions is measured at the time a fund purchases a security. For example, Rule 12d3-1 under the 1940 Act, prohibits a fund from acquiring equity securities of an issuer that engages in securities-related activities if such acquisition causes the fund to have more than 5% of its assets in equity securities of such issuer. It is the intention of the Funds to invest from time to time in equity securities of issuers that engage in securities-related activities. If a Fund does and these securities perform well on a relative basis, the value of the Fund’s holdings of one or more equity securities of such issuers could appreciate to a level that constitutes more than 5% of the Fund’s total assets. In these circumstances, the Adviser might determine that it is in the best interests of a Fund’s shareholders not to reduce one or more of the Fund’s holdings in these securities. If the Adviser makes such a determination, a Fund’s holdings in such securities would continue to exceed 5% of the Fund’s total assets. Under these circumstances, a Fund would be subject to the risk that its performance could be disproportionately affected by the performance of such securities and the risks of issuers engaged in the investment adviser, broker dealer and underwriting businesses specifically and the risks of issuers engaged in securities-related activities generally.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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